Equitable Financial Life Insurance Company

Supplement dated October 16, 2020 to the COIL Institutional SeriesSM Prospectus dated May 1, 2020

This Supplement updates certain information in the most recent prospectus and statement of additional information you received and in any supplements to that prospectus and statement of additional information (collectively, the ‘‘Prospectus’’). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service group referenced in the Prospectus.

The purpose of this Supplement is to provide you with information regarding the COIL Institutional SeriesSM Special Underwriting Program. As applicable to your policy, please note the changes described below.

For policies issued on or after October 16, 2020, the COIL Institutional SeriesSM Special Underwriting Program will be available for prospective purchasers. Accordingly, the following is added to the beginning of the “More information about certain policy charges” section of the prospectus immediately preceding Deducting policy charges:

COIL Institutional SeriesSM Special Underwriting Program

The Special Underwriting Program is an accelerated underwriting option that does not include the requirements for traditional underwriting such as an in-person paramedical exam, lab work or evaluation of an attending physician’s statement for the proposed insured. Instead, the Special Underwriting Program relies on data sources available electronically such as prescription history and your motor vehicle report. If approved, you will be eligible for a policy at a Preferred underwriting classification.

Instead of the Special Underwriting Program, traditional underwriting is an option. The traditional underwriting process may result in underwriting classifications that result in a lower cost of insurance charge. However, under traditional underwriting, you may be declined or you may obtain a rating which results in a higher cost of insurance charge.

The Special Underwriting Program may not be available in all jurisdictions.

Distributed by affiliate Equitable Advisors, LLC and/or for certain contracts co-distributed by affiliate

Equitable Distributors, LLC

Copyright 2020 Equitable Financial Life Insurance Company

Equitable Financial Life Insurance Company

1290 Avenue of the Americas

New York, NY 10104

212-554-1234

EVM-23-20 (10.20)	Catalog No. 161793 (10.20)
COIL Institutional SeriesSM New Biz	#29790